UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 5, 2017

PEAK RESORTS, INC.

(Exact name of registrant as specified in its charter)

Missouri	001-35363	43-1793922
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

17409 Hidden Valley Drive
Wildwood, Missouri		63025
(Address of principal executive offices)		(Zip Code)

(636) 938-7474

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.

On April 5, 2017, Peak Resorts, Inc. (the "Company") issued a press release announcing that the Company's board of directors declared a cash dividend of $0.07 payable on May  12, 2017, to stockholders of record on April 18, 2017. A copy of the press release is filed hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release of Peak Resorts, Inc., dated April 5, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2017

PEAK RESORTS, INC. (Registrant)

By:	/s/ Stephen J. Mueller
Name:	Stephen J. Mueller
Title:	Chief Financial Officer

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